                          TRAVELERS SERIES FUND INC.
                               on behalf of the
                           Alliance Growth Portfolio

                        Supplement dated June 18, 2003
                to Prospectus, as amended, dated April 30, 2003

   The Board of Directors of the Travelers Series Fund Inc. (the "Fund") approved a new Sub-Advisory Agreement (the "Sub-Advisory Agreement"), subject to shareholder approval, among the Fund on behalf of the Alliance Growth Portfolio (the "Portfolio"), Travelers Investment Adviser Inc. and Fidelity Management and Research Company ("FMR"). In addition, the Board also approved, subject to shareholder approval, a new Sub-Sub Advisory Agreement between FMR and FMR Co., Inc. (the "FMR Sub-Advisory Agreement"). The Board also approved the termination of the current Sub-Advisory Agreement with Alliance Capital Management L.P. ("Alliance"), effective upon shareholder approval of the new Sub-Advisory Agreement and the FMR Sub-Advisory Agreement. The terms of the new Sub-Advisory Agreement are the same in all material respects as those of the current sub-advisory agreement except that the sub-advisory fee will be as follows:
   .45% for assets up to $250 million
   .40% for assets from $250 million to $750 million
   .35% for assets exceeding $750 million
The name of the Portfolio will be changed to reflect the change in sub-advisors when the new Sub-Advisory Agreement is effective.

   Proxy materials describing the Sub-Advisory Agreement and the FMR Sub-Advisory Agreement will be mailed to shareholders of the Portfolio in anticipation of a special meeting to be held at a later date. Also approved by the Board, subject to a favorable vote of the Portfolio's shareholders, is a change of the investment objective of the Portfolio to "capital appreciation." If the Sub-Advisory Agreement and the FMR Sub-Advisory Agreement are approved by shareholders, (i) the Portfolio will also adopt an investment strategy of seeking to invest, under normal market conditions, at least 80% of its total assets in equity securities and (ii) Adam Hetnarski will assume responsibility for the day-to-day investment decisions of the Portfolio.

FD02789